                                LOGILITY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                 COMMON STOCK

                                 COMMON STOCK


                               CUSIP 54140Y 10 3





                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS




This Certifies that


is the owner of


    SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, NO PAR VALUE, OF

                                LOGILITY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


Dated:


                                                                       Secretary


                                                                       President


Countersigned and Registered:
                              WACHOVIA BANK, N.A.
                              (WINSTON-SALEM, NC)
                                                                  Transfer Agent
                                                                   and Registrar
By
                                                            Authorized Signature

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN
-
-
-
as tenants in common
as tenants by the entireties
as joint tenants with
right of survivorship and
not as tenants in common


UNIF GIFT MIN ACT-         Custodian
                    (Cust)            (Minor)

                 under Uniform Gifts to Minors
                 Act
                                (State)


   Additional abbreviations may also be used though not in the above list.

For Value Received,                      hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                                                          Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney

to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.